UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22936

Diversified Real Asset Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    May 31

Date of reporting period:    May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Annual Report May 31, 2015

DRA
Diversified Real Asset Income Fund

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Table

of Contents

Nuveen Investments	3

Portfolio Managers’

Comments

Diversified Real Asset Income Fund (DRA)

Diversified Real Asset Income Fund (DRA) (the Fund) is a newly organized closed-end fund managed by Nuveen Fund Advisors, LLC (NFAL) and sub-advised by Nuveen Asset Management, LLC (NAM). The Fund, which commenced operations on September 8, 2014, was formed from the merger of the following four closed-end funds (the Target Funds) that had been advised by U.S. Bancorp Asset Management, Inc. and sub-advised by NFAL and NAM:

•	American Strategic Income Portfolio Inc. (ASP),

•	American Strategic Income Portfolio Inc. II (BSP),

•	American Strategic Income Portfolio Inc. III (CSP), and

•	American Select Portfolio Inc. (SLA).

The Fund is sub-advised by NAM using its real asset income strategy. For the majority of the reporting period, the Fund’s management team consisted of John Wenker, Jay Rosenberg, Jeffrey Schmitz, CFA, David Yale and Jason O’Brien, CFA. Consistent with the ongoing repositioning of the Fund’s portfolio, effective April 30, 2015, Brenda Langenfeld, CFA, and Tryg Sarsland from NAM were added as co-portfolio managers and Jason O’Brien was removed from the team.

Here the portfolio management team reviews economic and market conditions, the management strategy and the performance of the Fund during the abbreviated reporting period since the Fund’s commencement of operations on September 8, 2014, through May 31, 2015.

What factors affected the U.S. economy during this abbreviated annual reporting period ended May 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program in November after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). The Fed cited substantial improvement in the outlook for the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. Policymakers also reiterated that they would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

4	Nuveen Investments

determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below its 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that rates might be raised too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the U.S. economy’s overall health as well as downgraded their inflation projections. April’s meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Federal Open Market Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase.

According to the government’s second estimate, the U.S. economy contracted at a 0.7% annualized rate in the first quarter of 2015, as measured by gross domestic product (GDP), compared with an increase of 2.2% in the fourth quarter of 2014 and 5.0% in the third quarter of 2014. The decline in the real GDP growth rate from the fourth quarter to the first quarter primarily reflected a downturn in both state and local government spending as well as declines in exports and consumer spending. These were partly offset by an upturn in federal government spending. The Consumer Price Index (CPI) was unchanged on a year-over-year basis as of May 2015. The core CPI figure (which excludes food and energy) increased 1.7% during the same period, which was below the Fed’s unofficial longer term inflation objective of 2.0%. As of May 2015, the U.S. unemployment rate was 5.5%, a level not seen since mid-2008 and nearly 1% lower than one year ago. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in April 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended April 2015 (most recent data available at the time this report was prepared).

During this abbreviated reporting period from the Fund’s commencement of operations on September 8, 2014 through May 31, 2015, real estate investment trust (REIT) preferreds were the top performing asset class on an absolute basis within the five “real asset” categories represented in the Fund’s blended benchmark. REIT preferreds, which typically have longer durations, benefited from declining rates and gained 6.44% during the period, as measured by the BofA/ Merrill Lynch REIT Preferred Index. The global infrastructure preferred segment, as measured by the BofA/Merrill Lynch Preferred Stock Fixed Rate Index, followed closely behind, gaining 6.13% during the same time frame. REIT common equities also performed fairly well due to several tailwinds including declining interest rates, solid underlying fundamentals, better U.S. economic and jobs data, as well as relatively attractive valuations. As measured by the MSCI U.S. REIT Index, the REIT common equity segment advanced 4.79% during the reporting period. In the high yield market, a confluence of factors pressured the segment during the first half of the period, most notably the outlook for global growth and the precipitous drop in oil prices. The latter had the greatest effect on the high yield market being that up to 14% of common high yield indexes consist of credits exposed to oil, more so than any other sector. However, high yield indices still managed to post positive returns, helped along by a rebound in the price of high yield energy debt in the second half of the reporting period. The high yield market returned 1.31%, as measured by the Barclays U.S. Corporate High Yield Index. The global infrastructure common equity segment underperformed the other segments during the abbreviated reporting period with a -1.37% return as measured by S&P Global Infrastructure Index. After significant outperformance from the electric utilities sector within infrastructure common equity, investors rotated away from the group, taking gains and repositioning based on the likelihood that U.S. interest rates will move higher.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

What key strategies were used to manage the Fund during this abbreviated reporting period ended May 31, 2015?

The Fund’s investment objective is a high level of current income and long-term capital appreciation. Since the Fund’s commencement of operations on September 8, 2014, the portfolio management team has been repositioning the assets from the Target Funds to align DRA’s portfolio with its new investment policies and NAM’s real asset income strategy. When fully transitioned, at least 80% of the Fund’s managed assets will be invested in a global portfolio of securities that provide investment exposure to real assets, focusing on infrastructure and REIT securities. The portfolio management team will actively manage the Fund’s allocations among the infrastructure and real estate categories, with the flexibility to invest across the capital structure in any type of equity and debt security offered by a particular company, including common shares, preferred shares, corporate debt instruments and mortgage-backed securities. Although all of the Fund’s debt investments may be rated lower than investment grade (Ba1/BB+ or lower by S&P, Moody’s or Fitch), no more than 10% of the Fund’s managed assets may be invested in securities rated CCC+/Caa1 or lower at any time. We also have the option to invest up to 75% of the Fund’s managed assets in non-U.S. issuers. Over the long term, our goal is to have the Fund’s portfolio fairly equally balanced between U.S. and non-U.S. exposure, although this allocation may change based on market conditions. We may also opportunistically write (sell) call options primarily on securities issued by real asset related companies, seeking to enhance the Fund’s risk-adjusted total returns over time. In addition, we will typically use leverage as part of the Fund’s management strategy, which we are currently doing through the use of bank borrowings. Leverage is discussed in more detail later in the Fund Leverage section of this report.

NAM’s real asset income strategy invests primarily in five security types: global infrastructure common stock, REIT common stock, global infrastructure preferred stock and hybrids, REIT preferred stock and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s secondary benchmark is a Custom Blended Index, which is an index we created to represent a model asset allocation for an income-oriented product providing investment exposure to real assets. The Custom Blended Index is comprised of 33% S&P Global Infrastructure Index, 12% BofA/Merrill Lynch Preferred Fixed Rate Index, 15% MSCI U.S. REIT Index, 20% BofA/Merrill Lynch REIT Preferred Index and 20% Barclays U.S. Corporate High Yield Index. Our real asset income strategy attempts to add value versus the benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection.

Our security selection process starts with a screen for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

During this abbreviated reporting period, we made progress in repositioning the Fund’s portfolio with approximately two-thirds of the portfolio realigned with the real asset income strategy as of May 31, 2015. As part of this repositioning, we have been selling holdings that we believe have lower yield and capital appreciation potential and buying assets that have more potential to achieve the Fund’s objectives. This includes looking for ways to opportunistically monetize the Fund’s whole loan positions, but only when we are confident that we are achieving fair value for these assets.

In an effort to protect against potential increases in interest rates, we also sold (shorted) five-year U.S. Treasury futures contracts to hedge some of the duration, or interest rate sensitivity, of the bonds in the portfolio. With rates moving lower during the reporting period, the hedge decreased in value on a mark-to-market basis, partially offsetting the corresponding price increases of the underlying bonds.

6	Nuveen Investments

How did the Fund perform during this abbreviated reporting period?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the abbreviated reporting period from the Fund’s commencement of operations on September 8, 2014 through May 31, 2015. For this abbreviated reporting period, the Fund’s total return based on net asset value (NAV) outperformed both the MSCI World Index and its Custom Blended Index.

Throughout the abbreviated reporting period, the management team continued to transition the Fund’s portfolio to a global real asset income strategy. Until this transition is complete, comparisons to the Fund’s global, equity-oriented benchmarks will be less meaningful. Our goal over time is to opportunistically reduce the Fund’s whole loan exposure, while also more equally balancing the Fund’s U.S. and non-U.S. exposure.

The Fund’s exposure to real assets contributed to the Fund’s outperformance relative to the Custom Blended Index and included infrastructure common equities, REIT preferreds and high yield corporate bonds. The Fund’s underweight to the infrastructure common equity segment was the leading contributor to its relative outperformance. Our exposure to infrastructure common equities within the real assets portfolio was roughly half that of the Custom Blended Index’s weighting. Infrastructure common equity was the weakest of the five segments in the index and the only area that produced negative absolute returns. In particular, the Fund’s substantial underweight to the pipeline industry as well as stock selection within that industry contributed the majority of the positive relative performance because that industry significantly underperformed during the period. Stock selection was also favorable in the toll road and electric utilities areas. In the REIT preferred area, the Fund benefited from an overweight to this strongly performing segment. Security selection was also strong in the office and community center REIT preferred sectors. Relative to the benchmark, the high yield portion of the Fund also aided returns, both on an absolute as well as a relative basis. The Fund’s outperformance in the high yield segment was mostly due to stock selection and our underweight to industrials relative to the benchmark.

In the remainder of the Fund’s Real Asset Income portfolio, the REIT common equity portion turned in flat results for the reporting period, while the infrastructure preferred segment detracted. In REIT common equities, an overweight to this strongly performing sector was beneficial to the Fund’s performance, however, this strength was offset by weak security selection in areas such as apartments and malls. The preferred segment of global infrastructure was the only area that experienced relative underperformance for the Fund during the reporting period. Our exposure to select electric utility and pipeline preferreds resulted in the shortfall versus the blended benchmark.

In terms of the Fund’s whole loan portfolio, its credit performance was relatively stable during the reporting period. The whole loan segment benefited as the commercial real estate sector continued the strong performance that it has exhibited over the past year. We sold and/or the borrowers paid off approximately $120 million of whole loans during the reporting period and reallocated the proceeds to the generally higher yielding real asset income strategy. In addition, we completed two tender offers for the Fund, one on November 15, 2014, and the other on May 15, 2015. In each tender offer, the Fund purchased 10% of its outstanding shares at 99% of NAV.

Nuveen Investments	7

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s utilization of leverage through the use of bank borrowings and reverse repurchase agreements. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

As of May 31, 2015, the Fund’s percentages of leverage are as shown in the accompanying table.

DRA
Effective Leverage*	29.37%
Regulatory Leverage*	29.37%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. During this reporting period, the Fund was not invested in any derivatives or other investments that resulted in economic leverage. Regulatory leverage consists of borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S USE OF LEVERAGE

The Fund currently employs leverage through the use of bank borrowings. During the period, the Fund also employed leverage through the use of reverse repurchase agreements, which it ceased utilizing on November 13, 2014.

As of May 31, 2015, the Fund had outstanding bank borrowings of $170,300,000.

Refer to Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives and Note 9 – Borrowing Arrangements for further details on the Fund’s use of reverse repurchase agreements and bank borrowings, respectively.

8	Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2015. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has approved a managed distribution program, but currently operates under a cash-flow distribution policy. The goal of this policy is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s cash flows from investment strategies including investments in common equities, corporate bonds, preferred securities and shares of REITs, into regular distributions. Cash flows from REITs received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the Fund’s distributions:

•	The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the cash flows from its investment strategy. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from cash flows (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year, estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

For the period September 8, 2014 (commencement of operations) through May 31, 2015, the Fund’s ratio of net distributable cash flow received to regular monthly Fund distributions paid was 126%.

Nuveen Investments	9

Share Information (continued)

The following table provides information regarding the Fund’s distributions for the period September 8, 2014 (commencement of operations) through May 31, 2015. This information is intended to help you better understand the accounting and tax character of those distributions.

As of Fiscal Year Ended May 31, 2015	DRA
Inception date (commencement of operations)	9/8/14

Total per share regular monthly distributions*	$1.04

Distribution character:
From net investment income	$1.04
From short-term capital gains	0.00
From long-term capital gains	0.00
Return of capital	0.00

Total per share distribution	$1.04

Current distribution rate**	8.88%

Cumulative since inception total return on NAV	5.60%
*	The Fund declared its initial monthly distribution on September 16, 2014.
**	Current distribution rate is based on the Fund’s last monthly distribution during the period, annualized, expressed over the market price on the last day of the period. Distributions may be sourced from a combination of net investment income, net realized capital gains, and/or a return of capital.

SHARE REPURCHASES

On September 23, 2014, the Fund’s Board of Trustees authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase up to 10% of its outstanding shares as of the authorization date in open-market transactions at the Adviser’s discretion. The Fund is prohibited, however, from repurchasing its shares during periods when the Fund also has an outstanding tender offer (as described below).

As of May 31, 2015, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

DRA
Shares Cumulatively Repurchased and Retired	126,000
Approximate Number of Shares Authorized for Repurchase	2,535,000

The Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

DRA
Shares Repurchased and Retired	126,000
Weighted Average Price per Share Repurchased and Retired	$17.29
Weighted Average Discount per Share Repurchased and Retired	12.99%

TENDER OFFER

The Fund’s Board of Trustees has authorized the Fund to conduct a series of up to three tender offers pursuant to which the Fund would offer to purchase up to 10% of the Fund’s outstanding shares for cash on a pro rata basis at a price per share equal to 99% of the NAV per common share, as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.

10	Nuveen Investments

On September 23, 2014, Nuveen announced the Fund’s first tender offer, which commenced on October 3, 2014 and expired on November 7, 2014. The tender offer was oversubscribed (66% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

On March 24, 2015, Nuveen announced the Fund’s second tender offer, which commenced on April 6, 2015 and expired on May 8, 2015. The tender offer was oversubscribed (59% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

Subject to Board approval, if the Fund’s average daily trading discount exceeds 10% during the 90 calendar days preceding October 8, 2015, the Fund expects to announce a third tender offer, with payment for shares purchased in the third tender offer to take place prior to December 8, 2015.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Tender Offer for further details on each tender offer.

OTHER SHARE INFORMATION

As of May 31, 2015, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

DRA
NAV	$20.06
Share Price	$17.91
Premium/(Discount) to NAV	(10.72)%
Average Premium/(Discount) to NAV*	(11.47)%

*	The Fund commenced operations on September 8, 2014.

Nuveen Investments	11

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund’s portfolio. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund’s leveraging strategy will be successful.

Infrastructure and Real Estate Concentration Risk. The Fund’s investments will be concentrated in issuers of infrastructure and real estate securities. Because the Fund will be concentrated in such securities, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect the Fund, and the performance of infrastructure and real estate issuers may lag behind the broader market as a whole. Also, the Fund’s concentration in infrastructure and real estate may subject the Fund to a variety of risks associated with such companies.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Below-Investment Grade Securities Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic developments. These risks often are magnified in emerging markets.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Preferred Security Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk.

Whole Loan Risk. The Fund invests in individual loans, which may be relatively illiquid and more difficult to value, and which subject the Fund to credit and default risk associated with the individual borrower.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

12	Nuveen Investments

Call Option Risks. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Mortgage-Backed Securities Risk. Investing in mortgage-backed securities (MBS) entails various risks, including credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, and geographical concentration risks.

Prepayment Risk. MBS represent an interest in a pool of mortgages. These mortgages typically permit borrowers to prepay amounts owing, often with no penalty. The relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage-related and asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, the total return and maturity of mortgage-related and asset-backed securities may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related securities at a premium, prepayments may result in loss of the Fund’s principal investment to the extent of any unamortized premium.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Default Risk. The event in which a bond issuer is unable to make the required payments on their debt obligations.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Nuveen Investments	13

DRA

Diversified Real Asset Income Fund

Performance Overview and Holding Summaries as of May 31, 2015

Refer to the Glossary of Terms Used in this Report for further definitions of terms used in this section.

Cumulative Total Returns as of May 31, 2015

Since Inception
DRA at NAV	5.60%
DRA at Share Price	3.99%
MSCI World Index	3.47%
Custom Blended Index	2.68%

As previously noted in the Portfolio Managers’ Comments section of this report, the Fund is in the process of transitioning its portfolio to a global real asset income strategy. Therefore, comparisons to the Fund’s global, equity-oriented benchmarks are less meaningful until the Fund’s transitioning is complete. The Fund’s goal over time will be to opportunistically reduce its whole loan exposure while also more equally balancing its U.S. and non-U.S. exposure.

The performance information presented for the Fund is from its commencement of operations on September 8, 2014 and does not include the historical performance information for the funds acquired in the mergers, as previously described in the Portfolio Managers’ Comments section of this report.

Since inception returns are from September 8, 2014. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Whole Loans	29.1%
Corporate Notes	3.6%
Other Fixed-Income Type Securities[2]	54.8%
Equity Type Securities[3]	50.4%
Short-Term Investments	4.5%
Other Assets Less Liabilities	(0.8)%
Net Assets Plus Borrowings	141.6%
Borrowings	(41.6)%
Net Assets	100%

Portfolio Asset Allocation

(% of total investments, at value)1

Whole Loans	20.5%
Corporate Notes	2.5%
Other Fixed-Income Type Securities[2]	38.3%
Equity Type Securities[3]	35.5%
Short-Term Investments	3.2%
Total	100%

Whole Loans and Industries

(% of total investments, at value)1

Real Estate Investment Trust	31.6%
Whole Loans	20.5%
Electric Utilities	10.2%
Multi-Utilities	5.2%
Oil, Gas & Consumable Fuels	4.8%
Transportation Infrastructure	4.7%
Short-Term Investments	3.2%
Other Industries	19.8%
Total	100%

Whole Loan

State Concentration

(% of total whole loans, at value)

Arizona	23.9%
Texas	13.7%
Florida	13.0%
New Mexico	10.8%
Washington	8.8%
Virginia	7.7%
California	5.5%
Other	16.6%
Total	100%

Credit Quality

(% of total other fixed-income type securities, at value)2

A	1.1%
BBB	27.6%
BB	19.0%
B	22.6%
CCC	2.1%
N/R (not rated)	27.6%
Total	100%

Country Allocation

(% of total investments, at value)1

United States	75.9%
Australia	4.0%
Canada	3.2%
United Kingdom	2.4%
Italy	1.9%
Hong Kong	1.7%
Spain	1.5%
Singapore	1.4%
France	1.4%
Other	6.6%
Total	100%

1	Excluding investments in derivatives.
2	Includes convertible preferred, $25 par (or similar) retail preferred, convertible bonds, corporate bonds and $1,000 par (or similar) institutional preferred.
3	Includes common stock and investment companies.

Nuveen Investments	15

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Diversified Real Asset Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Diversified Real Asset Income Fund (hereinafter referred to as the “Fund”) at May 31, 2015, the results of its operations, the changes in its net assets and its cash flows and the financial highlights for the period September 8, 2014 (commencement of operations) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and broker, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 28, 2015

16	Nuveen Investments

DRA

Diversified Real Asset Income Fund
Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Interest Rate (8)	Maturity (8)	Value

	LONG-TERM INVESTMENTS – 137.9% (96.8% of Total Investments)

	WHOLE LOANS – 29.1% (20.5% of Total Investments) (2), (3), (4)

	Commercial Loans – 22.4% (15.8% of Total Investments)

$2,269	150 North Pantano I, AZ	4.900%	8/01/19	$2,269,298
3,216	8324 East Hartford Drive I, Scottsdale, AZ, (5)	6.900%	5/01/20	3,216,040
962	Bigelow Office Buildings, Las Vegas, NV	6.375%	4/01/17	980,791
1,402	Carl’s Jr., Idaho Springs, CO	4.125%	5/01/23	1,392,236
6,896	Clear Lake Central I, Webster, TX, (5)	4.925%	9/01/15	6,570,279
2,344	Cresthaven Medical, Memphis, TN	3.875%	6/01/18	2,339,667
2,040	Hacienda Colorado Restaurant, Englewood, CO	4.375%	7/01/23	2,045,376
1,759	Jilly’s American Grill, Scottsdale, AZ	6.375%	3/01/17	1,758,506
11,136	La Cholla Plaza I, Tucson, AZ, (5), (6), (7)	3.175%	8/01/14	6,666,663
1,195	La Costa Meadows Industrial Park I, San Marcos, CA	6.775%	7/01/17	1,164,804
1,922	La Costa Meadows Industrial Park II, San Marcos, CA	7.525%	7/01/17	1,886,206
3,750	Magnolia Retail Land, Magnolia, TX, (5)	6.900%	10/01/16	3,750,000
14,000	NCH Commercial Pool II, Rocky Point, Mexico, (5), (7)	11.925%	8/01/14	6,039,600
3,900	Office City Plaza, Houston, TX, (5)	4.900%	3/01/17	3,720,779
11,831	Oyster Point Office Park, Newport News, VA, (5)	4.175%	5/01/16	8,800,533
842	Oyster Point Office Park II, Newport News, VA	4.875%	5/01/16	388,763
1,859	Palace Court, Santa Fe, NM, (5)	4.875%	8/01/15	1,297,522
1,387	PennMont Office Plaza, Albuquerque, NM	5.375%	7/01/15	1,386,584
1,246	Perkins Restaurant, Maple Grove, MN	6.375%	1/01/18	1,270,999
4,523	RealtiCorp Fund III, Crystal River, FL, (5)	5.925%	7/01/16	4,522,755
3,497	RL Stowe Portfolio, Belmont, NC and Chattanooga, TN	3.925%	1/01/20	2,892,549
15,000	Signal Butte, Mesa, AZ, (5), (9)	4.925%	7/01/17	8,800,050
11,000	Spa Atlantis, Pompano Beach, (5)	6.425%	8/01/16	11,000,000
4,442	Superior Ford Dealership, Plymouth, MN	6.425%	7/01/17	4,530,680
3,204	Tatum Ranch Center, Phoenix, AZ, (5)	6.150%	10/01/15	3,204,207
115,622	Total Commercial Loans			91,894,887

	Multifamily Loans – 6.7% (4.7% of Total Investments)

2,420	El Dorado Apartments I, Tucson, AZ, (5)	5.650%	9/01/17	2,420,444
244	El Dorado Apartments II, Tucson, AZ	7.150%	9/01/17	170,377
2,350	Good Haven Apartments, Dallas TX, (5)	4.875%	8/01/17	2,350,000
4,875	Keystone Crossings, Springdale, AR, (5), (10), (11)	8.150%	7/05/16	4,250,152
4,933	NCH Multifamily Pool, Oklahoma City, OK, (5), (7)	11.925%	8/01/14	42,082
4,400	NCH Multifamily Pool II, Rocky Point Mexico, (5), (7)	11.925%	8/01/14	4,135,560
3,650	RiverPark Land Lot III, Oxnard, CA, (5)	4.900%	4/01/16	3,472,351
13,288	Sapphire Skies I, Cle Elum, WA, (5), (12)	0.925%	3/01/20	10,484,232
36,160	Total Multifamily Loans			27,325,198

	Single Family Loans – 0.0% (0.0% of Total Investments)

5	American Portfolio, California	1.626%	1/01/17	4,741
10	Bank of New Mexico, New Mexico	2.501%	2/01/18	9,889
3	Bluebonnet Savings & Loan, Texas	1.626%	11/01/15	3,051
23	McClemore, Matrix Funding Corporation, North Carolina	9.251%	8/01/19	23,545
17	Merchants Bank, Vermont	10.000%	5/13/17	17,252
24	Nomura III, California	2.376%	5/01/19	23,861
22	PHH U.S. Mortgage California and Delaware	2.750%	2/01/21	22,858
104	Total Single Family Loans			105,197
$151,886	Total Whole Loans (cost $149,597,075)			119,325,282

Nuveen Investments	17

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	CORPORATE NOTES – 3.6% (2.5% of Total Investments) (2), (3), (4)

	Diversified Financial Services – 3.6% (2.5% of Total Investments)

$3,000	Stratus II, Stratus Properties Inc., (5)	7.250%	12/31/15	$3,000,000
8,000	Stratus III, Stratus Properties Inc., (5)	7.250%	12/31/16	8,080,000
3,500	Stratus VII, Stratus Properties Inc., (5)	7.250%	12/31/15	3,500,000
$14,500	Total Corporate Notes (cost $14,500,000)			14,580,000

Shares	Description (1)			Value

	COMMON STOCKS – 49.9% (35.1% of Total Investments)

	Air Freight & Logistics – 1.0% (0.7% of Total Investments)

109,196	BPost SA, (13)			$3,152,024
16,922	Oesterreichische Post AG			835,044
	Total Air Freight & Logistics			3,987,068

	Commercial Services & Supplies – 0.2% (0.2% of Total Investments)

39,807	Covanta Holding Corporation			879,735

	Diversified Telecommunication Services – 0.2% (0.1% of Total Investments)

543,507	HKBN Limited, (14)			689,053

	Electric Utilities – 6.3% (4.4% of Total Investments)

80,450	Alupar Investimento SA			448,670
514,982	AusNet Services, (13)			598,778
93,006	Brookfield Infrastructure Partners LP			4,022,508
294,181	Contact Energy Limited, (13), (WI/DD)			1,283,441
779,582	EDP – Energias de Portugal, S.A., (13)			3,041,293
4,280	Electricite de France S.A, (13)			105,125
142,582	Endesa S.A, (13), (14)			2,664,497
3,176	Hafslund ASA, Class B Shares			23,704
2,768,161	HK Electric Investments Limited, (13)			1,880,587
690,192	Infratil Limited			1,615,867
102,258	Scottish and Southern Energy PLC, (13)			2,604,079
32,919	Southern Company			1,438,231
889,695	Spark Infrastructure Group, (13)			1,352,162
626,443	Terna-Rete Elettrica Nazionale SpA, (13)			2,991,335
287,507	Transmissora Alianca de Energia Eletrica SA			1,831,715
	Total Electric Utilities			25,901,992

	Gas Utilities – 3.2% (2.2% of Total Investments)

36,490	AmeriGas Partners, LP			1,798,957
137,189	Enagas, (13)			3,942,996
11,108,541	Keppel Infrastructure Trust			4,408,478
554,172	Snam Rete Gas S.p.A, (13)			2,744,820
	Total Gas Utilities			12,895,251

	Independent Power & Renewable Electricity Producers – 2.3% (1.7% of Total Investments)

35,795	Brookfield Renewable Energy Partners LP			1,084,589
97,733	Pattern Energy Group Inc.			2,779,527
193,402	Saeta Yield S.A, (14)			2,068,907
359,687	TransAlta Renewables Inc.			3,658,765
	Total Independent Power & Renewable Electricity Producers			9,591,788

	Multi-Utilities – 5.0% (3.5% of Total Investments)

292,800	Centrica PLC, (13)			1,240,578
1,009,703	Duet Group, (13)			1,965,814
257,839	GDF Suez, (13)			5,197,385
100,064	National Grid PLC			7,172,588
711,276	Redes Energeticas Nacionais SA			2,079,540
50,738	TECO Energy, Inc.			956,411
924,470	Vector Limited			2,033,182
	Total Multi-Utilities			20,645,498

18	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 1.9% (1.3% of Total Investments)

15,199	Arc Logisitics Partners LP	$277,078
106,698	BlueKnight Energy Partners LP	823,709
5,422	DCP Midstream Partners LP	204,952
9,536	Enbridge Energy Partners LP	353,690
21,499	Enviva Partners, LP, (14)	437,720
82,288	Kinder Morgan, Inc.	3,414,129
145	Phillips 66 Partners LP	10,547
4,155	TC Pipelines LP	265,505
27,955	USD Partners LP	377,393
102,958	Veresen Inc.	1,537,416
	Total Oil, Gas & Consumable Fuels	7,702,139

	Real Estate Investment Trust – 22.9% (16.1% of Total Investments)

77,703	Agree Realty Corporation	2,355,178
267,507	Apollo Commercial Real Estate Finance, Inc.	4,593,095
56,814	Ares Commercial Real Estate Corporation	661,883
190,607	Armada Hoffler Properties Inc.	2,018,528
271,481	Ascendas Real Estate Investment Trust, (13)	482,797
105,739	Blackstone Mortgage Trust Inc, Class A	3,195,433
314,685	CapitaMall Trust, (13)	505,569
127,644	CBL & Associates Properties Inc.	2,252,917
149,908	Colony Financial Inc.	3,846,639
40,151	Cominar Real Estate Investment Trust	584,056
39,742	Community Healthcare Trust Inc., (14)	778,943
52,274	Corrections Corporation of America	1,837,954
336,761	Dexus Property Group, (13)	2,054,835
22,789	Digital Realty Trust Inc.	1,504,986
111,329	Easterly Government Properties, Inc.	1,728,939
37,669	Entertainment Properties Trust	2,172,371
112,686	Excel Trust Inc.	1,790,581
127,623	Franklin Street Properties Corporation	1,481,703
41,326	Geo Group Inc.	1,567,495
52,973	GPT Group, (13)	186,368
9,624	Healthcare Realty Trust, Inc.	229,244
210,073	Independence Realty Trust	1,854,945
302,192	Inland Real Estate Corporation	3,064,227
74,173	Investors Real Estate Trust	537,013
1,125,481	Keppel DC REIT, (14)	876,608
29,794	Kite Realty Group Trust	765,110
226,033	Lexington Corporate Properties Trust	2,074,983
25,983	Liberty Property Trust	907,846
25,572	LTC Properties Inc.	1,076,325
518,225	Mapletree Greater China Commercial Trust, (13), (WI/DD)	411,123
358,188	Mapletree Logistics Trust, (13)	309,500
231,322	Medical Properties Trust Inc.	3,136,726
153,340	Monmouth Real Estate Investment Corporation	1,478,198
9,655	National Health Investors Inc.	638,582
54,322	National Storage Affiliates Trust	732,804
150,331	Northstar Realty Finance Corporation	2,727,004
168,010	Omega Healthcare Investors Inc.	6,053,400
582,800	Parkway Life Real Estate Investment Trust, (13)	1,015,004
17,334	Pebblebrook Hotel Trust	457,618
5,079	Penn Real Estate Investment Trust	132,511
234,568	Physicians Realty Trust	3,767,160
126,396	Plaza Retail REIT	449,236
502,050	Pure Industrial Real Estate Trust	1,929,719
7,181	Realty Income Corporation	327,238
119,151	Retrocom Real Estate Investment Trust	362,167
15,017	Sabra Health Care Real Estate Investment Trust Inc.	397,951
217,774	Scentre Group, (13)	654,763
113,926	Senior Housing Properties Trust	2,279,659
179,040	Spirit Realty Capital Inc.	1,931,842
216,441	STAG Industrial Inc.	4,610,193
95,786	Starwood Property Trust Inc.	2,288,328

Nuveen Investments	19

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2015

Shares	Description (1)			Value

	Real Estate Investment Trust (continued)

88,393	STORE Capital Corporation			$1,843,878
57,135	Sunstone Hotel Investors Inc.			1,498,651
277,531	Suntec Real Estate Investment Trust, (13)			370,223
308,868	TF Administradora Industrial S de RL de CV			602,737
20,404	Universal Health Realty Income Trust			977,352
27,023	Urstadt Biddle Properties Inc.			543,703
26,193	WP Carey Inc.			1,668,232
169,024	WP GLIMCHER, Inc.			2,378,168
73,416	WPT Industrial Real Estate Investment Trust			932,383
	Total Real Estate Investment Trust			93,892,624

	Real Estate Management & Development – 0.5% (0.4% of Total Investments)

229,412	Killam Properties Inc.			1,918,531
558,547	Langham Hospitality Investments Limited, (13)			243,328
14,248	Road King Infrastructure Limited, (13)			13,851
	Total Real Estate Management & Development			2,175,710

	Transportation Infrastructure – 6.3% (4.4% of Total Investments)

658,648	China Merchants Holdings Pacific Limited, (13), (WI/DD)			515,047
42,923	Grupo Aeroportuario Centro Norte, SA			1,613,046
5,300,549	Hopewell Highway Infrastructure Limited, (13)			2,636,426
3,132,475	Hutchison Port Holdings Trust, (13)			2,065,109
547,081	Jiangsu Expressway Company Limited, (13)			757,234
294	Kobenhavns Lufthavne, (13)			165,310
62,939	Macquarie Infrastructure Corporation			5,327,155
922,181	Sydney Airport, (13)			3,998,310
1,113,403	Transurban Group, (13)			8,629,038
	Total Transportation Infrastructure			25,706,675

	Water Utilities – 0.1% (0.1% of Total Investments)

278,038	Inversiones Aguas Metropolitanas SA			438,185
	Total Common Stocks (cost $202,196,593)			204,505,718

Shares	Description (1)	Coupon	Ratings (15)	Value

	CONVERTIBLE PREFERRED SECURITIES – 3.8% (2.6% of Total Investments)

	Electric Utilities – 1.4% (1.0% of Total Investments)

114,301	Exelon Corporation	6.500%	BBB–	$5,521,881
6,691	NextEra Energy Inc.	5.799%	N/R	374,629
	Total Electric Utilities			5,896,510

	Independent Power & Renewable Electricity Producers – 0.5% (0.3% of Total Investments)

16,537	Dynegy Inc.	5.375%	N/R	1,851,813

	Real Estate Investment Trust – 1.9% (1.3% of Total Investments)

33,462	Alexandria Real Estate Equities Inc., (13)	7.000%	N/R	975,625
7,795	American Homes 4 Rent	5.000%	N/R	201,111
52,998	American Tower Corporation	5.500%	N/R	5,358,098
2,197	Equity Commonwealth	6.500%	Ba1	54,595
5,780	Lexington Corporate Properties Trust, Series B	6.500%	N/R	286,457
11,573	Ramco-Gershenson Properties Trust	7.250%	N/R	727,595
	Total Real Estate Investment Trust			7,603,481
	Total Convertible Preferred Securities (cost $15,295,874)			15,351,804

Shares	Description (1)	Coupon	Ratings (15)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 25.0% (17.5% of Total Investments)

	Banks – 0.1% (0.1% of Total Investments)

20,692	Wells Fargo REIT	6.375%	BBB+	$539,234

20	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (15)	Value

	Electric Utilities – 3.3% (2.3% of Total Investments)

10,503	APT Pipelines Limited	7.198%	N/R	$855,122
114,536	Entergy Arkansas Inc., (13)	6.450%	BB+	2,913,510
37,327	Integrys Energy Group Inc.	6.000%	Baa1	1,002,230
40,785	NextEra Energy Inc.	5.700%	BBB	1,017,586
41,362	NextEra Energy Inc.	5.625%	BBB	1,036,118
61,673	NextEra Energy Inc.	5.000%	BBB	1,466,584
33,664	Pacific Gas & Electric Corporation	6.000%	BBB+	1,008,237
114,025	PPL Capital Funding, Inc.	5.900%	BBB	2,933,863
51,669	SCE Trust I	5.625%	Baa1	1,297,409
	Total Electric Utilities			13,530,659

	Multi-Utilities – 1.6% (1.1% of Total Investments)

126,704	Dominion Resources Inc.	6.375%	Baa3	6,383,348

	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)

24,711	Nustar Logistics Limited Partnership	7.625%	Ba2	660,525

	Real Estate Investment Trust – 19.8% (13.9% of Total Investments)

6,911	American Homes 4 Rent	5.000%	N/R	179,893
657	American Realty Capital Properties Inc.	6.700%	N/R	15,801
34,502	Apartment Investment & Management Company	6.875%	BB	936,729
37,254	Apollo Commercial Real Estate Finance	8.625%	N/R	978,663
43,439	Arbor Realty Trust Incorporated	7.375%	N/R	1,073,812
36,894	Campus Crest Communities	8.000%	N/R	894,680
80,083	CBL & Associates Properties Inc.	6.625%	BB	1,998,071
188,990	Cedar Shopping Centers Inc., Series A	7.250%	N/R	4,777,667
5,608	Chesapeake Lodging Trust	7.750%	N/R	149,509
132,599	Colony Financial Inc.	7.125%	N/R	3,199,614
31,003	Colony Financial Inc.	8.500%	N/R	819,099
28,243	Colony Financial Inc.	7.500%	N/R	718,784
41,036	Coresite Realty Corporation	7.250%	N/R	1,077,195
9,995	Corporate Office Properties Trust	7.375%	BB	264,368
27,273	DDR Corporation	6.500%	Baa3	696,280
18,561	DDR Corporation	6.250%	Baa3	469,222
27,676	Digital Realty Trust Inc.	7.375%	Baa3	752,234
109,985	Digital Realty Trust Inc.	7.000%	Baa3	2,839,813
325,716	Digital Realty Trust Inc.	6.625%	Baa3	8,393,701
1,754	Digital Realty Trust Inc.	5.875%	Baa3	42,394
74,481	EPR Properties Inc.	9.000%	BB	2,504,051
135,119	Equity Commonwealth	7.250%	Ba1	3,467,154
2,926	Equity Commonwealth	5.750%	BBB–	70,780
2,940	Equity Lifestyle Properties Inc.	6.750%	N/R	77,969
58,000	Equity Residential Properties Trust, (13)	8.290%	Baa2	3,498,125
2,239	Excel Trust Inc.	8.125%	BB	56,759
71,870	General Growth Properties	6.375%	N/R	1,836,997
41,797	Gramercy Property Trust Inc.	7.125%	N/R	1,124,339
9,344	Hersha Hospitality Trust	8.000%	N/R	245,373
67,934	Hersha Hospitality Trust	6.875%	N/R	1,749,301
18,460	Hudson Pacific Properties Inc.	8.375%	BB	484,390
711	Inland Real Estate Corporation	8.125%	N/R	18,664
110,612	Inland Real Estate Corporation	6.950%	N/R	2,931,217
71,178	Investors Real Estate Trust	7.950%	N/R	1,849,204
2,728	Kilroy Realty Corporation	6.375%	Baa3	69,564
36,621	Kimco Realty Corporation,	5.500%	Baa2	888,059
452	LaSalle Hotel Properties	7.500%	N/R	11,662
24,247	LaSalle Hotel Properties	6.375%	N/R	620,723
23,992	Monmouth Real Estate Investment Corp	7.875%	N/R	622,832
6,090	Northstar Realty Finance Corporation	8.875%	N/R	158,340
111,579	Northstar Realty Finance Corporation	8.750%	N/R	2,877,622
130,872	Pebblebrook Hotel Trust	6.500%	N/R	3,402,672
22,680	Penn Real Estate Investment Trust	8.250%	N/R	594,670
17,710	Post Properties, Inc., Series A	8.500%	Baa3	1,133,440
147,469	PS Business Parks, Inc.	6.000%	Baa2	3,698,523

Nuveen Investments	21

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2015

Shares		Description (1)	Coupon		Ratings (15)	Value

		Real Estate Investment Trust (continued)

30,751		PS Business Parks, Inc.	5.750%		Baa2	$754,322
22,851		Rait Financial Trust	7.125%		N/R	564,420
1,123		Regency Centers Corporation	6.625%		Baa2	28,996
12,809		Regency Centers Corporation	6.000%		Baa2	322,915
45,046		Retail Properties of America	7.000%		BB	1,153,178
16,766		Sabra Health Care Real Estate Investment Trust	7.125%		BB–	432,563
34,191		Saul Centers, Inc.	6.875%		N/R	888,282
21,619		SL Green Realty Corporation	6.500%		Ba1	561,445
18,912		STAG Industrial Inc.	6.625%		BB+	482,823
18,351		Summit Hotel Properties Inc.	9.250%		N/R	493,825
75,586		Summit Hotel Properties Inc.	7.875%		N/R	2,041,578
100,633		Summit Hotel Properties Inc.	7.125%		N/R	2,680,861
184		Sun Communities Inc.	7.125%		N/R	4,876
50,559		Taubman Centers Incorporated, Series K	6.250%		N/R	1,284,755
6,999		Terreno Realty Corporation	7.750%		N/R	188,973
29,437		Urstadt Biddle Properties	7.125%		N/R	765,068
90,973		Urstadt Biddle Properties	6.750%		N/R	2,351,652
15,438		Vornado Realty Trust	5.400%		BBB–	352,604
36,637		WP GLIMCHER, Inc.	7.500%		BB+	947,433
24,912		WP GLIMCHER, Inc.	6.875%		BB+	632,765
		Total Real Estate Investment Trust				81,203,293
		Total $25 Par (or similar) Retail Preferred (cost $100,461,191)				102,317,059

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (15)	Value

		CONVERTIBLE BONDS – 1.0% (0.7% of Total Investments)

		Multi-Utilities – 0.6% (0.4% of Total Investments)

$2,235		Dominion Resources Inc.	5.750%	10/01/54	BBB	$2,394,058

		Oil, Gas & Consumable Fuels – 0.4% (0.3% of Total Investments)

2,160		DCP Midstream LLC, 144A	5.850%	5/21/43	BB	1,782,000
$4,395		Total Convertible Bonds (cost $4,420,031)				4,176,058

Principal Amount (000) (16)		Description (1)	Coupon	Maturity	Ratings (15)	Value

		CORPORATE BONDS – 20.0% (14.0% of Total Investments)

		Commercial Services & Supplies – 1.8% (1.3% of Total Investments)

$1,660		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$1,749,224
1,385		Casella Waste Systems Inc.	7.750%	2/15/19	B–	1,423,088
1,700		Covanta Holding Corporation	5.875%	3/01/24	Ba3	1,751,000
1,645	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B	1,322,773
1,135	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	B2	1,134,379
		Total Commercial Services & Supplies				7,380,464

		Communications Equipment – 0.4% (0.2% of Total Investments)

1,670		Goodman Networks Inc.	12.125%	7/01/18	B–	1,436,200

		Construction & Engineering – 0.7% (0.5% of Total Investments)

1,095		AECOM Technology Corporation, 144A	5.875%	10/15/24	BB–	1,138,800
15,000	NOK	VV Holding AS, 144A	6.700%	7/10/19	N/R	1,901,428
		Total Construction & Engineering				3,040,228

		Consumer Finance – 0.2% (0.2% of Total Investments)

970		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	974,850

		Diversified Financial Services – 0.4% (0.2% of Total Investments)

1,485		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	1,444,163

22	Nuveen Investments

Principal Amount (000) (16)		Description (1)	Coupon	Maturity	Ratings (15)	Value

		Diversified Telecommunication Services – 1.0% (0.7% of Total Investments)

$2,350		IntelSat Jackson Holdings	6.625%	12/15/22	CCC+	$2,185,498
1,080		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	B+	1,101,600
860		SBA Communications Corporation, 144A	4.875%	7/15/22	B	864,902
		Total Diversified Telecommunication Services				4,152,000

		Electric Utilities – 1.0% (0.7% of Total Investments)

2,255		Intergen NV, 144A	7.000%	6/30/23	B+	2,142,250
1,845		PPL Energy Supply LLC, 144A	6.500%	6/01/25	BB–	1,882,655
		Total Electric Utilities				4,024,905

		Energy Equipment & Services – 1.1% (0.8% of Total Investments)

1,230		Compressco Partners LP / Compressco Finance Corporation, 144A	7.250%	8/15/22	B	1,168,500
1,760		Exterran Partners LP / EXLP Finance Corporation	6.000%	10/01/22	B1	1,724,800
1,290	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	Ba1	1,539,361
		Total Energy Equipment & Services				4,432,661

		Gas Utilities – 1.1% (0.8% of Total Investments)

1,640		Ferrellgas LP	6.750%	1/15/22	B+	1,676,900
1,380		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	1,428,300
250		Suburban Propane Partners LP	7.375%	8/01/21	BB–	270,155
1,045		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,078,963
		Total Gas Utilities				4,454,318

		Health Care Equipment & Supplies – 0.5% (0.4% of Total Investments)

2,060		Tenet Healthcare Corporation	6.750%	2/01/20	B3	2,163,000

		Health Care Providers & Services – 2.3% (1.6% of Total Investments)

1,645		Acadia Healthcare, 144A	5.625%	2/15/23	B–	1,682,013
1,815		Community Health Systems, Inc.	6.875%	2/01/22	B+	1,937,531
775		HCA Inc.	5.375%	2/01/25	BB–	798,250
1,345		Kindred Healthcare Inc.	6.375%	4/15/22	B2	1,371,900
1,505		Select Medical Corporation	6.375%	6/01/21	B–	1,512,525
1,895		Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	1,942,375
		Total Health Care Providers & Services				9,244,594

		Independent Power & Renewable Electricity Producers – 1.2% (0.8% of Total Investments)

1,920		Dynegy Inc., 144A	7.625%	11/01/24	B+	2,059,200
2,250		GenOn Energy Inc.	9.500%	10/15/18	B	2,323,125
380		TerraForm Power Operating LLC, 144A	5.875%	2/01/23	BB–	392,350
		Total Independent Power & Renewable Electricity Producers				4,774,675

		Internet Software & Services – 0.4% (0.2% of Total Investments)

1,440		Equinix Inc.	5.750%	1/01/25	BB	1,483,200

		IT Services – 0.5% (0.4% of Total Investments)

2,150		Zayo Group LLC / Zayo Capital Inc., 144A	6.000%	4/01/23	B–	2,165,029

		Marine – 0.5% (0.4% of Total Investments)

2,250		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	2,176,875

		Multi-Utilities – 0.3% (0.2% of Total Investments)

700	GBP	RWE AG, Reg S	7.000%	12/31/49	BBB–	1,143,434

		Oil, Gas & Consumable Fuels – 4.5% (3.1% of Total Investments)

2,160		Calumet Specialty Products	7.625%	1/15/22	B+	2,230,200
1,260		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	1,315,125
1,410		Gibson Energy, 144A	6.750%	7/15/21	BB	1,466,400
1,805		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	1,777,925
2,450		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	2,437,749

Nuveen Investments	23

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal Amount (000) (16)		Description (1)	Coupon	Maturity	Ratings (15)	Value

		Oil, Gas & Consumable Fuels (continued)

$820		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	$813,850
1,075		Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	CCC+	795,500
600		PBF Holding Company LLC	8.250%	2/15/20	BB+	640,500
1,685		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	1,680,788
835		Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	878,838
1,615		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,687,675
380		Tesoro Logistics LP Finance Corporation, 144A	6.250%	10/15/22	BB	401,850
2,156		Western Refining Inc.	6.250%	4/01/21	B+	2,199,120
		Total Oil, Gas & Consumable Fuels				18,325,520

		Real Estate Investment Trust – 0.4% (0.3% of Total Investments)

1,655		Communications Sales & Leasing Inc., 144A	8.250%	10/15/23	BB	1,688,100

		Real Estate Management & Development – 0.6% (0.4% of Total Investments)

670		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	703,500
1,885		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	1,917,988
2,555		Total Real Estate Management & Development				2,621,488

		Road & Rail – 0.4% (0.3% of Total Investments)

1,685		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	1,718,700

		Software – 0.3% (0.2% of Total Investments)

1,265		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	BB–	1,347,225

		Transportation Infrastructure – 0.4% (0.3% of Total Investments)

1,500		Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	1,565,594
		Total Corporate Bonds (cost $82,347,106)				81,757,223

Principal Amount (000) (16)		Description (1)	Coupon	Maturity	Ratings (15)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.0% (3.5% of Total Investments)

		Commercial Services & Supplies – 0.4% (0.3% of Total Investments)

$1,370		Royal Capital BV, Reg S	8.375%	N/A (17)	N/R	$1,438,774

		Construction & Engineering – 0.6% (0.4% of Total Investments)

2,555		PHBS Limited	6.625%	N/A (17)	N/R	2,583,105

		Electric Utilities – 2.6% (1.8% of Total Investments)

2,160		AES Gener SA, 144A	8.375%	12/18/73	BB	2,359,800
520		Electricite de France, 144A	5.625%	N/A (17)	A–	543,790
1,750		Electricite de France, 144A	5.250%	N/A (17)	A–	1,818,426
3,355		Enel SpA, 144A	8.750%	9/24/73	BBB–	3,992,450
1,415		FPL Group Capital Inc.	6.350%	10/01/66	BBB	1,308,875
420	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	709,330
		Total Electric Utilities				10,732,671

		Energy Equipment & Services – 1.1% (0.8% of Total Investments)

4,370		Transcanada Trust	5.625%	5/20/75	BBB	4,446,475

		Water Utilities – 0.3% (0.2% of Total Investments)

738	GBP	Pennon Group PLC, Reg S	6.750%	N/A (17)	N/R	1,198,118
		Total $1,000 Par (or similar) Institutional Preferred (cost $20,691,794)				20,399,143

24	Nuveen Investments

Shares	Description (1), (18)			Value

	INVESTMENT COMPANIES – 0.5% (0.4% of Total Investments)

	Diversified Other – 0.2% (0.2% of Total Investments)

549,716	John Laing Infrastructure Fund			$1,019,986

	Real Estate Management & Development – 0.3% (0.2% of Total Investments)

713,120	Starwood European Real Estate Finance Limited			1,164,453
	Total Investment Companies (cost $2,253,107)			2,184,439

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Gas Utilities – 0.0% (0.0% of Total Investments)

854,503	Keppel Infrastructure Trust, (13)			$12,677
	Total Common Stock Rights (cost $–)			12,677
	Total Long-Term Investments (cost $591,762,771)			564,609,403

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.5% (3.2% of Total Investments)

	REPURCHASE AGREEMENTS – 4.5% (3.2% of Total Investments)

$18,454	Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/29/15, repurchase price $18,453,811, collateralized by $18,190,000 U.S. Treasury Notes, 2.500%, due 5/15/24, value $18,826,650	0.000%	6/01/15	$18,453,811
	Total Short-Term Investments (cost $18,453,811)			18,453,811
	Total Investments (cost $610,216,582) – 142.4%			583,063,214
	Borrowings – (41.6)% (19), (20)			(170,300,000)
	Other Assets Less Liabilities – (0.8)% (21)			(3,205,160)
	Net Assets – 100%			$409,558,054

Investments in Derivatives as of May 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(73)	9/15	$(8,740,039)	$(14,828)	$(41,626)

Nuveen Investments	25

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Interest rates on whole loans and corporate notes are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(3)	Securities purchased as part of a private placement, which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid.

(4)	Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investments are classified as Level 3 unless otherwise noted. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(6)	Variable Rate Security – The rate shown is the net coupon rate in effect as of the end of the reporting period.

(7)	Loan is currently in default with regards to scheduled interest and/or principal payments.

(8)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(9)	The Fund agreed to accept a lower interest payment and defer receipt of the balance of the interest payment until maturity of the whole loan. As a result, the Fund receives regular interest payments based on an annual rate of 2.443% with the balance of the remaining interest to be paid at maturity.

(10)	Participating loan – A participating loan is one which contains provisions for the Fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

(11)	The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

(12)	The interest rate will increase to 2.000% on March 1, 2017.

(13)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(14)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(15)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(16)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(17)	Perpetual security. Maturity date is not applicable.

(18)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(19)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings.

(20)	Borrowings as a percentage of Total Investments is 29.2%.

(21)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Assets and Liabilities	May 31, 2015

Assets
Long-term investments, at value (cost $591,762,771)	$564,609,403
Short-term investments, at value (cost approximates value)	18,453,811
Cash denominated in foreign currencies (cost $84,925)	84,986
Cash	90,000
Receivable for:
Dividends	626,356
Interest	3,431,233
Investments sold	1,251,226
Reclaims	93,380
Other assets	120,455
Total assets	588,760,850
Liabilities
Borrowings	170,300,000
Payable for:
Dividends	2,663,914
Investments purchased	5,474,961
Variation margin on futures contracts	14,828
Accrued expenses:
Management fees	107,029
Interest on borrowings	260,860
Other	381,204
Total liabilities	179,202,796
Net assets	$409,558,054
Shares outstanding	20,415,550
Net asset value (“NAV”) per share outstanding	$20.06
Net assets consist of:
Shares, $.01 par value per share	$204,156
Paid-in surplus	480,201,355
Undistributed (Over-distribution of) net investment income	3,170,534
Accumulated net realized gain (loss)	(46,813,386)
Net unrealized appreciation (depreciation)	(27,204,605)
Net assets	$409,558,054
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Operations	For the period September 8, 2014 (commencement of operations) through May 31, 2015

Investment Income
Dividends (net of tax withheld of $326,855)	$12,884,502
Interest (net of tax withheld of $341)	18,316,600
Fees	130,370
Total investment income	31,331,472
Expenses
Management fees	4,462,176
Interest expense	1,297,173
Custodian fees	271,570
Trustees fees	170,350
Professional fees	477,820
Shareholder reporting expenses	119,450
Shareholder servicing agent fees	26,376
Stock exchange listing fees	13,288
Tender offer expense	242,445
Other	149,706
Total expenses before expense reimbursement	7,230,354
Expense reimbursement	(2,388,534)
Net expenses	4,841,820
Net investment income	26,489,652
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(15,201,632)
Futures contracts	(19,441)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	13,131,032
Futures contracts	(41,626)
Net realized and unrealized gain (loss)	(2,131,667)
Net increase (decrease) in net assets from operations	$24,357,985

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Changes in Net Assets

For the Period 9/08/14 (commencement of operations) through 5/31/15
Operations
Net investment income	$26,489,652
Net realized gain (loss) from:
Investments and foreign currency	(15,201,632)
Futures contracts	(19,441)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	13,131,032
Futures contracts	(41,626)
Net increase (decrease) in net assets from operations	24,357,985
Distributions to Shareholders
From net investment income	(23,836,500)
Decrease in net assets from distributions to shareholders	(23,836,500)
Capital Share Transactions
Shares issued in the Mergers(1)	506,888,241
Cost of shares repurchased and retired	(2,181,619)
Cost of shares repurchased through tender offer	(95,670,093)
Net increase (decrease) in net assets from capital share transactions	409,036,529
Net increase (decrease) in net assets	409,558,014
Net assets at the beginning of period	40
Net assets at the end of period	$409,558,054
Undistributed (Over-distribution of) net investment income at the end of period	$3,170,534
(1)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Mergers for further details.

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Cash Flows	For the period September 8, 2014 (commencement of operations) through May 31, 2015

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$24,357,985
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(633,866,189)
Proceeds from sales and maturities of investments	749,534,289
Proceeds from (Purchases of) short-term investments, net	(10,308,400)
Proceeds from (Purchases of) cash denominated in foreign currencies, net	(84,986)
Proceeds from (Purchases of) closed foreign currency spot contracts	162,042
Investment transaction adjustments, net	(319,047)
Capital gain and return of capital distributions from investments	2,253,954
Amortization (Accretion) of premiums and discounts, net	1,147,564
(Increase) Decrease in:
Receivable for dividends	(58,278)
Receivable for interest	(454,217)
Receivable for investments sold	(1,251,226)
Receivable for reclaims	(93,380)
Other assets	(111,598)
Increase (Decrease) in:
Payable for investments purchased	5,474,961
Payable for variation margin on futures contracts	14,828
Accrued management fees	107,029
Accrued interest on borrowings	260,860
Accrued other expenses	(440,280)
Net realized (gain) loss from:
Investments and foreign currency	15,201,632
Paydowns	81,621
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(13,131,032)
Net cash provided by (used in) operating activities	138,478,132
Cash Flows from Financing Activities:
Proceeds from borrowings	170,300,000
Repayments of borrowings	(155,300,000)
Increase (Decrease) in:
Cash overdraft	(351,874)
Net borrowings through reverse repurchase agreements	(34,012,000)
Cash distributions paid to shareholders	(21,172,586)
Cost of shares repurchased and retired	(2,181,619)
Cost of shares repurchased through tender offer	(95,670,093)
Net cash provided by (used in) financing activities	(138,388,172)
Net Increase (Decrease) in Cash	89,960
Cash at the beginning of period	40
Cash at the end of period	$90,000

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs)	$925,715

See accompanying notes to financial statements.

30	Nuveen Investments

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Nuveen Investments	31

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discounts from Shares
	Beginning NAV	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Return of Capital	Total	Repur chased and Retired	Repur chased through Tender Offer	Ending NAV	Ending Market Value
Year Ended 5/31:
2015(f)	$20.00	$1.14	$(0.14)	$1.00	$(1.03)	$—	$—	$(1.03)	$0.01	$0.08	$20.06	$17.91

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 5/31:
2015(f)	$170,300	$3,405

32	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate(e)

5.60%	3.99%	$409,558	2.10	%*	7.10	%*	1.40	%*	7.80	%*	104%

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings, where applicable, each as described in Note 3 – Portfolio Securities and Investments in Derivatives and Note 9 – Borrowing Arrangements, respectively.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets
Year Ended 5/31:
2015(f)	0.38	%*

(d)	After fee waiver/expense reimbursement from the Adviser, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Diversified Real Asset Income Fund (the “Fund” or “DRA”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund was formed from the merger of four closed-end funds, as further described below, and commenced operations on September 8, 2014. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “DRA.” The Fund was organized as a Massachusetts business trust on January 21, 2014.

The end of the reporting period for the Fund is May 31, 2015, and the period covered by these Notes to Financial Statements is the period September 8 (commencement of operations) through May 31, 2015 (“the current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions, including the Fund’s use of leverage. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”), a subsidiary of the Adviser, under which NAM manages the Fund’s investment portfolio.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is a high level of current income and long-term capital appreciation. Under normal conditions:

•	The Fund will invest at least 80% of its managed assets in securities or other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. Real asset related investments are: (i) whole loans, loan participation and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

•	All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower (except that this limitation shall not apply to whole loans, mortgage participations and other mortgage-related instruments).

•	The Fund may invest up to 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter (“OTC”) in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

•	The Fund may invest up to 50% of its managed assets in securities of issuers located in emerging markets.

•	The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including exchange-traded-funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly.

The Fund may employ an option writing strategy, focused on securities issued by real asset related companies, that seeks to produce option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may also enter into derivative instruments to manage market or business risk, enhance return, hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments.

The Fund may utilize leverage through the usage of (a) reverse repurchase agreements; (b) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations; and (b) the issuance of preferred shares of beneficial interest or other senior securities. The Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure.

34	Nuveen Investments

Fund Mergers

The Fund was formed from the merger of the following four closed-end funds (each a “Target Fund‘ and collectively, the “Target Funds”), advised by U.S. Bancorp Asset Management, Inc., with and into a wholly-owned subsidiary of the Fund (the “Merger Sub”) (the “Mergers”):

•	American Strategic Income Portfolio Inc. (ASP) (“American Strategic Income Portfolio (ASP)”),

•	American Strategic Income Portfolio Inc. II (BSP) (“American Strategic Income Portfolio II (BSP)”),

•	American Strategic Income Portfolio Inc. III (CSP) (“American Strategic Income Portfolio III (CSP)”) and

•	American Select Portfolio Inc. (SLA) (“American Select Portfolio (SLA)”).

The Mergers became effective prior to the opening of business on September 8, 2014. Upon the closing of the Mergers, each Target Fund merged with and into the Merger Sub. Shareholders of each Target Fund received newly issued shares of the Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Mergers (including for this purpose fractional Fund shares to which shareholders would have been entitled). Following completion of the Mergers, the Merger Sub distributed its assets to the Fund, and the Fund assumed the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub. As a result of the Mergers, the assets of the Target Funds were combined, and the shareholders of each Target Fund became shareholders of the Fund. Details of the Mergers are further described in Note 8 – Fund Mergers.

The Fund is treated as the survivor of the Mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund is from its commencement of operations on September 8, 2014, and there is no historical performance or other information to present for the Target Funds.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment Transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,754,883

Participation Interests in Whole Loans

Periodically, the Fund invests in whole loans which obligate the borrower to pay, in addition to regular interest and principal amounts, additional amounts representing a participation in certain above-threshold cash flows generated by the collateral underlying the loan and/or gains realized in the liquidation of such collateral. The Fund’s right to receive these additional payments is referred to as a “participation interest.” The Fund’s policy is to not recognize a participation interest as an asset, or recognize payment amounts (income or liquidation) received on participation interests as income or capital gain, as the case may be, until such time as the participation interests are realizable. Those income or liquidation items will be realizable if the rights associated with the participation interest are reasonably certain to result in a receipt of payment. If those items are not realizable, an income payment or a liquidating payment with respect to a participation interest will be recognized only upon receipt of that payment from the borrower.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income collected for loans that are no longer held by the Fund is recorded when information is available. Interest income also reflects paydown gains and losses, if any.

During the normal course of business, the Fund may negotiate with the borrower in a loan agreement one or more of the following items: (i) entrance fees, (ii) exit fees, (iii) modification fees and (iv) prepayment penalties. Such fees, if any, are recorded when information is available and recognized as a component of “Fees income” on the Statement of Operations.

Nuveen Investments	35

Notes to Financial Statements (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of May 31 each year.

Real Estate Investment Trust (“REIT”) distributions received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. For the current fiscal period, the character of distributions to the Fund from the REITs was 85.36% ordinary income, 8.87% long-term capital gains and 5.77% return of REIT capital and are reflected in the accompanying financial statements.

For the period September 8, 2014 (commencement of operations) through December 31, 2014, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income. For the period January 1, 2015 through May 31, 2015, the Fund applied the actual percentages for the calendar year ended December 31, 2014, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and

36	Nuveen Investments

minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Fund’s Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Nuveen Investments	37

Notes to Financial Statements (continued)

Single family whole loans are generally fair valued using the discounted cash flow methodology. For single family whole loans, the pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, delinquency status, loan to value ratios, lien position, and prepayment speeds. If the resulting price from the discounted cash flow methodology is above 103% of the loan’s par value (the “price ceiling”), the loan will be fair valued at the price ceiling (the “price ceiling” methodology). Valuations of single family whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of single family whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for single family whole loans is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

Corporate notes are fair valued using the discounted cash flow methodology. For corporate notes, the discounted cash flow methodology takes into account changes in prevailing interest rates, yield and liquidity spreads. If the resulting price from the discounted cash flow methodology is above the note’s par value plus any prepayment penalty (the “price ceiling”), the note will be fair valued at the price ceiling (the “price ceiling” methodology). Currently all corporate notes are fair valued at the price ceiling. Valuations of corporate notes are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of corporate notes can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for corporate notes are yield and liquidity spreads. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Fund as of the end of the reporting period.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

38	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments:*
Whole Loans	$—	$—		$119,325,282	***	$119,325,282
Corporate Notes	—	—		14,580,000	***	14,580,000
Common Stocks	144,726,969	59,778,749	***	—		204,505,718
Convertible Preferred Securities	14,376,179	975,625	***	—		15,351,804
$25 Par (or similar) Retail Preferred	95,905,424	6,411,635	***	—		102,317,059
Convertible Bonds	—	4,176,058		—		4,176,058
Corporate Bonds	—	81,757,223		—		81,757,223
$1,000 Par (or similar) Institutional Preferred	—	20,399,143		—		20,399,143
Investment Companies	2,184,439	—		—		2,184,439
Common Stock Rights	—	12,677	***	—		12,677

Short-Term Investments:
Repurchase Agreements	—	18,453,811		—		18,453,811
Investments in Derivatives:
Futures Contracts**	(41,626)	—		—		(41,626)
Total	$257,151,385	$191,964,921		$133,905,282		$583,021,588
*	Refer to the Fund’s portfolio of investments for whole loan categories and industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 2 and/or Level 3, where applicable.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Level 3
	Whole Loans	Corporate Notes	Total
Balance at the beginning of period	$—	$—	$—
Investments acquired in the Mergers	273,106,976	23,000,000	296,106,976
Gains (losses):
Net realized gains (losses)	(20,814,123)	—	(20,814,123)
Change in net unrealized appreciation (depreciation)	(30,487,139)	80,000	(30,407,139)
Purchases at cost	3,750,000	—	3,750,000
Sales at proceeds	(106,341,943)	(8,500,000)	(114,841,943)
Net discounts (premiums)	111,512	—	111,512
Transfers into	—	—	—
Transfers (out of)	—	—	—
Balance at the end of period	$119,325,282	$14,580,000	$133,905,282
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of the end of the reporting period	$(25,164,688)	$80,000	$(25,084,688)

Nuveen Investments	39

Notes to Financial Statements (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

	Market Value	Techniques	Unobservable Inputs	Range
Commercial & Multifamily Whole Loans	$27,284,921	Discounted Cash Flow	Yield Spread	2.08% - 2.29%
		Discounted Cash Flow	Liquidity Spread	0.50%
		Discounted Cash Flow	Debt Service Coverage Ratio	0.00 - 2.82
	13,647,511	Appraisals	Discount for Lack of Marketability	5.00% - 12.00%
	35,140,241	Expected Value	N/A	N/A
Commercial & Multifamily Whole Loans and Corporate Notes	56,259,513	Price Ceiling	Cap	100.00 - 102.00
Commercial Whole Loans	1,467,899	Price Floor	(1-Loss Severity)	69.8%
Single Family Whole Loans	64,400	Discounted Cash Flow	Yield Spread	1.47% - 2.85%
	40,797	Price Ceiling	Cap	103
Total	$133,905,282

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

40	Nuveen Investments

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Net Assets
Country:
Australia	$23,117,992	4.0%
Canada	18,607,921	3.2
United Kingdom	13,944,679	2.4
Italy	10,862,984	1.9
Hong Kong	10,111,458	1.7
Spain	8,676,402	1.5
Singapore	8,391,979	1.4
France	8,102,912	1.4
Other countries	38,249,226	6.6
Total non-U.S. securities	$140,065,553	24.1%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Funds may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

Nuveen Investments	41

Notes to Financial Statements (continued)

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loan Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%
Single family loans	$105,197	100.0%	$—	—%	$—	—%	$—	—%	$—	—%	$105,197	100%
Multi-family loans	23,147,556	84.7	—	—	—	—	—	—	4,177,642	15.3	27,325,198	100
Commercial loans	79,188,624	86.2	—	—	—	—	—	—	12,706,263	13.8	91,894,887	100
*	As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$18,453,811	$(18,453,811)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Reverse Repurchase Agreements

During the period September 8 (commencement of operations) through November 13, 2014 the Fund used reverse repurchase agreements as a means of leverage. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund segregated assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded and recognized as a liability in the Fund’s financial statements.

Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund received a fee for use of the security by the counterparty, which may have resulted in interest income to the Fund.

As of the close of business on November 13, 2014, the Fund ceased the use of reverse repurchase agreements as a means of leverage.

During the period September 8, 2014 (commencement of operations) through November 13, 2014, the average daily balance outstanding and weighted average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$33,565,455
Weighted average interest rate	0.37%

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

42	Nuveen Investments

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted 5-year U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$5,616,350
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(41,626)
*	Value represents the unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(19,441)	$(41,626)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge

Nuveen Investments	43

Notes to Financial Statements (continued)

assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Repurchase Program

On September 23, 2014, the Board authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase up to 10% of its outstanding shares as of the authorization date (approximately 2,535,000 shares) in open-market transactions at the Adviser’s discretion.

Tender Offers

The Board has authorized the Fund to conduct a series of up to three tender offers pursuant to which the Fund would offer to purchase up to 10% of its then outstanding shares for cash on a pro rata basis at a price per share equal to 99% of the NAV per share as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.

On September 23, 2014, Nuveen announced the Fund’s first tender offer, which commenced on October 3, 2014 and expired on November 7, 2014. The tender offer was oversubscribed (66% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

On March 24, 2015, Nuveen announced the Fund’s second tender offer, which commenced on April 6, 2015 and expired on May 8, 2015. The tender offer was oversubscribed (59% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

The final results of each tender offer are as shown in the accompanying table.

	Tender Offer
	November 7, 2014 Expiration	May 8, 2015 Expiration
Number of shares outstanding before tender offer	25,344,382	22,683,944
Number of shares authorized for tender offer	2,534,438	2,268,394
Purchase price (99% of share NAV on expiration date)	$19.8695	$19.9754
Number of shares outstanding after tender offer	22,809,944	20,415,550

Share Transactions

Transactions in shares (excluding shares owned by the Adviser) were as follows:

Period 9/08/14 (commencement of operations) through 5/31/15
Shares:*
Issued in Mergers	25,344,380
Repurchased and retired (open market purchases)	(126,000)
Repurchased and retired through tender offer November 7, 2014 expiration	(2,534,438)
Repurchased and retired through tender offer May 8, 2015 expiration	(2,268,394)
Total	20,415,548

Open market purchases:
Weighted average price per share	$17.29
Weighted average discount per share	12.99%
*	As of May 31, 2015, the Adviser and Sub-Adviser each owned one share of the Fund.

Tender Offers:
Expiration	November 7, 2014	May 8, 2015
Purchase price per share	$19.8695	$19.9754
Discount per share	1.00%	1.00%

44	Nuveen Investments

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $633,866,189 and $749,534,289, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of May 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$619,187,895
Gross unrealized
Appreciation	$ 9,744,245
Depreciation	(45,868,926)
Net unrealized appreciation (depreciation) of investments	$ (36,124,681)

Permanent differences, primarily due to bond premium amortization adjustments, complex securities character adjustments and foreign currency transactions, investments in partnerships, investments in passive foreign investment companies, paydowns, reorganization adjustments, expired and written off capital losses carrying forward, resulted in reclassifications among the Fund’s components of net assets as of May 31, 2015, the Fund’s tax year end, as follows:

Paid-in surplus	$ 31,074,931
Undistributed (Over-distribution of) net investment income	517,382
Accumulated net realized gain (loss)	(31,592,313)

The tax components of undistributed net ordinary income and net long-term capital gains as of May 31, 2015, the Fund’s tax year end, were as follows:
Undistributed net ordinary income[1]	$6,511,934
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s tax year ended May 31, 2015, was designated for purposes of the dividends paid deduction as follows:

For the period September 8, 2014 (commencement of operations) through May 31, 2015
Distributions from net ordinary income[1]	$21,131,440
Distributions from net long-term capital gains	—
[1] Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to short-term realized gains.

As of May 31, 2015, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table.

Capital losses to be carried forward – not subject to expiration	$38,520,039

Nuveen Investments	45

Notes to Financial Statements (continued)

A portion of the Fund’s capital loss carryforwards are subject to an annual limitation under internal revenue code and related regulations.

As of May 31, 2015, the Fund’s tax year end, $20,508,703 of the Fund’s capital loss carryforwards expired or was written off due to limitations under internal revenue code and related regulations and $1,009,724 of the Fund’s capital loss carryforwards was utilized.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For managed assets over $1 billion	0.7500

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2015, the complex-level fee rate for the Fund was 0.1635%.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through September 8, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any costs of leverage, do not exceed 1.02% of the Fund’s average net assets.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

46	Nuveen Investments

8. Fund Mergers

The Mergers were structured to qualify as tax-free mergers under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of the Mergers, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Mergers were as follows:

	American Strategic Income Portfolio (ASP)	American Strategic Income Portfolio II (BSP)	American Strategic Income Portfolio Ill (CSP)	American Select Portfolio (SLA)
Cost of investments	$66,400,342	$231,282,562	$258,764,640	$178,444,042
Fair value of investments	66,938,005	212,686,283	238,785,794	175,409,566
Net unrealized appreciation (depreciation) of investments	537,663	(18,596,279)	(19,978,846)	(3,034,476)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Share Transactions

The shares outstanding, net assets and NAV per share outstanding immediately prior to and after the Mergers are as follows:

Target Funds – Prior to the Mergers	American Strategic Income Portfolio (ASP)	American Strategic Income Portfolio II (BSP)	American Strategic Income Portfolio Ill (CSP)	American Select Portfolio (SLA)
Shares outstanding	4,231,331	15,985,741	21,356,023	10,662,195
Net assets	$48,651,167	$157,857,393	$174,498,289	$125,881,392
NAV per share outstanding	$11.50	$9.87	$8.17	$11.81

The Fund – Prior to the Mergers	DRA
Shares outstanding	2
Net assets	$40
NAV per share outstanding	$20.00

The Fund – After the Mergers	DRA
Shares outstanding	25,344,382
Net assets	$506,888,281
NAV per share outstanding	$20.00

Pro Forma Results of Operations

There are no pro forma results of operations to present for the Fund from the period July 1, 2014, the beginning of the Target Funds’ current fiscal period, through September 8, 2014, as the Fund had not commenced operations prior to the closing of the Mergers.

Because the combined investment portfolios for the Mergers have been managed as a single integrated portfolio since the Mergers were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Fund since the Mergers were consummated.

9. Borrowing Arrangements

During the period September 8, 2014 to December 19, 2014, the Fund was entered into a $181,000,000 (maximum commitment amount) senior committed secured commitment facility (“Borrowings”), with Bank of America Merrill Lynch (“BAML”), as a means of leverage. Interest was charged on these Borrowings at a rate equal to the one-month LIBOR (London Inter-Bank Offered Rate) plus 0.85% or if LIBOR were to become unavailable, the Federal Funds Rate plus 1.35%. In addition to interest expense, the Fund paid a non-utilization fee of 0.40% to the extent that the average daily drawn balance for a month was less than $144,800,000. On December 19, 2014, the Fund terminated its Borrowings with BAML.

Nuveen Investments	47

Notes to Financial Statements (continued)

During the period December 19, 2014 through May 31, 2015, the Fund was entered into a 364-day $65,000,000 (maximum commitment amount) revolving line of credit (line of credit) and a $132,500,000 (maximum commitment amount) term loan (term loan), each with Sumitomo Mitsui Banking Corporation (“Sumitomo”). Interest is charged on the line of credit and the term loan at a rate per annum equal to the one-month LIBOR plus 0.65% and the three-month LIBOR plus 0.65%, respectively. The Fund also accrued a one-time upfront fee of 0.10% per annum on the combined $197,500,000 commitment amount and a 0.125% per annum commitment fee on the undrawn portion of the combined commitment amount. On May 15, 2015, the Fund reduced its maximum commitment amount on the revolving line of credit from $65,000,000 to $38,000,000 decreasing the combined maximum commitment amount from $197,500,000 to $170,500,000.

As of May 31, 2015, the outstanding balance on these Borrowings was $170,300,000. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $173,518,045 and 0.93%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred and non-utilization fees are recognized as a component of “Interest expense” on the Statement of Operations.

48	Nuveen Investments

Additional

Fund Information (Unaudited)

Board of Trustees*
Roger A. Gibson	Leonard W. Kedrowski**	Richard K. Riederer	James M. Wade

*	The Fund’s Board of Trustees is comprised entirely of independent trustees.
**	Chairman of the Board of Trustees

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodians State Street Bank & Trust Company Boston, MA 02111 U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Ropes & Gray LLP Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common shares of beneficial interest at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common shares of beneficial interest (excluding common shares that may have been purchased through a tender offer), as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

DRA
Shares repurchased	126,000

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h) (11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

DRA
% DRD	1.00%
% QDI	5.37%

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended May 31, 2015:

DRA
% of Interest-Related Dividends	65.91%

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Nuveen Investments	49

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Custom Blended Index (Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
33%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
20%	BofA Merrill Lynch REIT Preferred Index	An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
20%	Barclays U.S. Corporate High Yield Debt Bond Index	An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt.
15%	MSCI U.S. RElT Index	A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity RElTs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe.
12%	BofA Merrill Lynch Fixed Rate Preferred Securities Index	Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings).

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Morgan Stanley Capital International (MSCJ) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

50	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at anytime. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	51

Board

Members & Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees is currently set at four. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each trustee oversees and other directorships trustees hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Fund	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Nuveen Fund Complex Overseen by Board Member

Independent Board Members:

■ LEONARD W. KEDROWSKI			Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Andersen Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; Independent Board Member, First American Fund Complex since 1993.
1941 901 Marquette Avenue Minneapolis, MN 55402	Chairman and Board Member	2014 (since inception) Term: annual		1

■ ROGER A. GIBSON			Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future Freight™, a logistics/supply chain company; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo; Independent Board Member, First American Fund Complex since 1997.
1946 901 Marquette Avenue Minneapolis, MN 55402	Board Member	2014 (since inception) Term: annual		1

■ RICHARD K. RIEDERER			Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Director, Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); Certified Financial Analyst; non-profit board member; former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.
1944 901 Marquette Avenue Minneapolis, MN 55402	Board Member	2014 (since inception) Term: annual		1

■ JAMES M. WADE			Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.
1943 901 Marquette Avenue Minneapolis, MN 55402	Board Member	2014 (since inception) Term: annual		1

52	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Fund	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2014 (since inception)

■ WILLIAM ADAMS IV			Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
1955 333 W. Wacker Drive Chicago, IL 60606	Vice President	2014 (since inception)

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2014 (since inception)

■ MARGO L. COOK			Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director- Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2014 (since inception)

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	2014 (since inception)

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	2014 (since inception)

■ SCOTT S. GRACE			Managing Director, Head of Business Development and Strategy, Global Structured Products Group (since November 2014); Managing Director (since 2009) and, formerly, Treasurer, of Nuveen Investments Advisers Inc., Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management LLC; Vice President and, formerly, Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; Chartered Accountant Designation.
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2014 (since inception)

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2014 (since inception)

Nuveen Investments	53

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Fund	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2014 (since inception)

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	2014 (since inception)

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-201o).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2014 (since inception)

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2014 (since inception)

■ JOHN G. WENKER			Managing Director, Head of Real Assets, Nuveen Asset Management, LLC since January 2011; prior thereto, Managing Director, U.S. Bancorp Asset Management, Inc.
1951 901 Marquette Avenue Minneapolis, MN 55402	Vice President	2014 (since inception)

■ DAVID A. YALE			Senior Vice President, Portfolio Manager, Nuveen Asset Management, LLC since January 2011; prior thereto, Senior Real Estate Portfolio Manager, U.S. Bancorp Asset Management, Inc.
1956 901 Marquette Avenue Minneapolis, MN 55402	Vice President	2014 (since inception)

(1)	Each member of the Board of Trustees is elected to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	Officers serve one year terms ending in June of each year.

54	Nuveen Investments

Notes

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-D-0515D        5380-INV-B01/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Diversified Real Asset Income Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
May 31, 2015	$103,100	$0	$22,800	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

* May 31, 2014	$0	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

* Fund commenced operations 09/08/2014.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
May 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

May 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
May 31, 2015	$22,800	$0	$0	$22,800
May 31, 2014	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management, LLC (“Symphony” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

SYMPHONY

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•	Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

Brenda A. Langenfeld, Jay L. Rosenberg, Tryg T. Sarsland, Jeffrey T. Schmitz, John G. Wenker and David A. Yale, are primarily responsible for the day-to-day management of the portion of the registrant’s portfolio managed by Nuveen Asset Management.

Brenda A. Langenfeld, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the fund. She started working in the financial services industry with FAF Advisors, Inc. (“FAF”) in 2004. Previously, Ms. Langenfeld was a member of the High Grade Credit Sector Team, responsible for trading corporate bonds, and prior to that, she was a member of the Securitized Debt Sector Team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Jay L. Rosenberg is a Managing Director at Nuveen Asset Management and a portfolio manager for the fund. entered the financial services industry in 1995 and joined FAF Advisors, Inc. in 2005 and was named Lead Portfolio Manager of the Real Estate Securities strategy in 2006. He joined Nuveen Asset Management as Managing Director and Lead Portfolio Manager of the Real Estate Securities and Global Infrastructure strategies on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business. In September 2011, he was named Lead Portfolio Manager of the Real Asset Income strategy and in May 2014, he was named Head of Investments for Real Assets.

Tryg T. Sarsland is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund. He entered the financial services industry in 2000 and joined Nuveen Asset Management as Vice President and Portfolio Manager Associate in 2011. In December 2012, he was named Co-Portfolio Manager of the Global Infrastructure strategy. In March 2014, he was named Senior Vice President and in April 2015, he was named Co-Portfolio Manager of the Real Asset Income strategy.

Jeffrey T. Schmitz, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the fund. He entered the financial services industry in 1987 and joined FAF in 2006 as Senior Credit Analyst. He joined Nuveen Asset Management on January 1, 2011 as Vice President and Co-Portfolio Manager of the High Yield Bond strategy in connection with the firm’s acquisition of a portion of FAF’s asset management business. In September 2011, he was named Co-Portfolio Manager of the Real Asset Income strategy.

John G. Wenker, is a Managing Director, Head of Real Assets, and a portfolio manager for the Fund. Mr. Wenker serves in a strategic role as head of real assets, which includes the firm’s equity and debt real estate products and its global infrastructure strategy. He is the lead manager of the firm’s Real Estate Debt product and co-lead manager of the Real Estate Securities strategy, which invests primarily in equity REITs. Mr. Wenker started working in the financial services industry in 1983 as a mortgage banker at Norwest Mortgage and then as a public finance investment banker focused on housing and government projects for Miller & Schroeder Financial. He also worked for the Minneapolis Community Development Agency managing several of its finance departments including the commercial real estate and housing revenue bond programs. Mr. Wenker joined USBAM (formerly known as FAF Advisors, Inc.) in 1992 as a portfolio manager for four real estate debt closed-end funds. He joined Nuveen Asset Management in January 2011.

David A. Yale, Senior Vice President, at Nuveen Asset Management and a Portfolio Manager. Mr. Yale began working in the financial industry in 1981. Prior to joining USBAM in 2006, he worked for U.S. Bank in commercial real estate, ReliaStar/ING in real estate finance, and at Prudential. He joined Nuveen Asset Management in January 2011.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of May 31, 2015, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
B. Langenfeld	Registered Investment Companies	5	$4.957 billion
	Pooled Investment Accounts	2	155 million
	Other Accounts	63	$65.6 million
J. Rosenberg	Registered Investment Companies	4	$6.854 billion
	Pooled Investment Accounts	27	$2.26 billion
	Other Accounts	0	0
T. Sarsland	Registered Investment Companies	3	$2.283 billion
	Pooled Investment Accounts	27	$2.26 billion
	Other Accounts	0	0
J. Schmitz	Registered Investment Companies	5	$2.501 billion
	Pooled Investment Accounts	2	$300 million
	Other Accounts	2	$114.9 million
J. Wenker	Registered Investment Companies	0	0
	Pooled Investment Accounts	27	$2.26 billion
	Other Accounts	0	0
D. Yale	Registered Investment Companies	0	$0
	Pooled Investment Accounts	0	0
	Other Accounts	0	0

* Assets are as of May 31, 2015. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases,

Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF DRA SECURITIES AS OF MAY 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
B. Langenfeld	X
J. Rosenberg	X
T. Sarsland	X
J. Schmitz	X
J. Wenker					X
D. Yale				X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS

SEPTEMBER 1-30, 2014	0		0	2,535,000

OCTOBER 1-31, 2014	0		0	2,535,000

NOVEMBER 1-30, 2014	10,000	$17.49	10,000	2,525,000

DECEMBER 1-31, 2014	111,000	$17.27	111,000	2,414,000

JANUARY 1-31, 2015	5,000	$17.40	5,000	2,409,000

FEBRUARY 1-28, 2015	0		0	2,409,000

MARCH 1-31, 2015	0		0	2,409,000

APRIL 1-30, 2015	0		0	2,409,000

MAY 1-31, 2015	0		0	2,409,000

TOTAL	126,000

* The registrant’s repurchase program, for the repurchase of 2,535,000 shares on September 28, 2014. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diversified Real Asset Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2015